UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02	000-23108	033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of sponsor and depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the sponsor and depositor)

c/o Wilmington trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the sponsor and depositor)

51-0020270

(IRS Employer Identification No. of the sponsor and depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

On October 16, 2014, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, intend to enter into the Class A(2014-5) Terms Document. An unexecuted copy of the Class A(2014-5) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

In connection with the issuance of Class A(2014-5) DiscoverSeries Notes (the “Notes”), Latham & Watkins LLP, counsel to Discover Bank and Discover Card Execution Note Trust, has delivered (i) an opinion to Discover Bank (as originator of Discover Card Execution Note Trust), dated October 15, 2014, regarding the legality of the Notes upon issuance and sale thereof on October 16, 2014; and (ii) an opinion to Discover Bank (as originator of Discover Card Execution Note Trust), dated October 15, 2014, as to certain federal tax matters concerning the Notes. A copy of the opinion as to legality is filed as Exhibit 5.1, and the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit No.	Description	Page

Exhibit 4.1	Class A(2014-5) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class A(2014-5) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A(2014-5) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

	By:	/s/ Michael F. Rickert
Date: October 15, 2014		Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 4.1	Class A(2014-5) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class A(2014-5) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A(2014-5) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)